SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement

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☒ Definitive Information Statement

SHARING ECONOMY INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

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SHARING ECONOMY INTERNATIONAL INC.

M03, 3/F, Eton Tower

8 Hysan Avenue, Causeway Bay

Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about March 30, 2020 to the holders of record as of the close of business on March 30, 2020 of the common stock of Sharing Economy International Inc., a Nevada corporation (the “Sharing Economy”).

Effective January 31, 2020, the Board of Directors of Sharing Economy and 1 stockholder holding an aggregate of 199,518,592 shares of common stock issued and outstanding as of January 31, 2020, have approved and consented in writing to the following action:

●	The approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 250,000,000 to 7,450,000,000.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Sharing Economy’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Sharing Economy for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

Sharing Economy will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Sharing Economy will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Sharing Economy’s common stock.

Sharing Economy will only deliver one Information Statement to multiple security holders sharing an address unless Sharing Economy has received contrary instructions from one or more of the security holders. Upon written or oral request, Sharing Economy will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong, Attn: Jianhua Wu, Chief Executive Officer. Mr. Wu may also be reached by telephone at +852 35832186.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Sharing Economy’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Sharing Economy’s outstanding capital stock is required to effect the action described herein. Sharing Economy’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Sharing Economy had 199,418,592 shares of common stock issued and outstanding. The voting power representing not less than 99,709,297 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 181,474,054 shares of common stock, which represents approximately 90.8% of the issued and outstanding shares of Sharing Economy’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated January 31, 2020. No consideration was paid for any consent. The consenting stockholder’s name, affiliation with Sharing Economy, and beneficial holdings are as follows:

Name	Affiliation	Shares of Common Stock Beneficially Held	Percentage
Chan Tin Chi (1)	Greater than 10% holder of common stock	181,057,805	90.8%
Chan Tin Chi Family Company Limited (1)(2)	Executive Vice President –Sustainable Systems	416,249	0.21%
TOTALS		181,474,054	91.01%

(1)	Controlled by Chan Tin Chi.

(2)	Chan Tin Chi Family Company Limited did not vote its shares.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 31, 2020, certain information regarding the ownership of Sharing Economy’s capital stock by each director and executive officer of Sharing Economy, each person who is known to Sharing Economy to be a beneficial owner of more than 5% of any class of Sharing Economy’s voting stock, and by all officers and directors of Sharing Economy as a group. Unless otherwise indicated below, to Sharing Economy’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of January 31, 2020 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 199,418,592 shares of common stock issued and outstanding on a fully diluted basis, as of January 31, 2020.

Name of Beneficial Owner (6)	Amount and Nature of Beneficial Ownership	% of Class

Jianhua Wu (3)	115,000	*
Wanfen Xu (3)	0	*
Ping Kee Lau	10,000	*
Che Chung Chan	0	*
Shao Yuan Guo	0	*
Cho Fu Li	6,500	*
Xue Leng	0	*
Ying Ying Wong	33,000	*
All current officers and directors as a group	164,500	*
Chan Tin Chi (1)(2)(6)	181,474,054	91.0%
Total	181,803,054	91.1%

*	less than 1%.

(1)	666,249 shares held by Chan Tin Chi Family Company Limited. Mr. Chan Tin Chi owns 99% of the issued and outstanding ordinary shares of Chan Tin Chi Family Company Limited (formerly known as YSK 1860 Co., Limited).
(2)	Address is Villa Cornwall, 85 Castle Peak Road, Tuen Mun, N.T., Hong Kong.
(3)	Address is No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, P.R.C.
(4)	Controlled by Wong Hiu Chun.
(6)	Unless otherwise noted, the address of each person listed is c/o Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong.

Beneficial Ownership Assuming the Issuance of

all Shares of Common Stock under the Share Exchange Agreement

Name of Beneficial Owner (6)	Amount and Nature of Beneficial Ownership	% of Class (7)

Jianhua Wu (3)	115,000	*
Wanfen Xu (3)	0	*
Ping Kee Lau	10,000	*
Che Chung Chan	0	*
Shao Yuan Guo	0	*
Cho Fu Li	6,500	*
Xue Leng	0	*
Ying Ying Wong	33,000	*
All current officers and directors as a group	164,500	*
Chan Tin Chi (1)(2)	4,679,260,000	64.8%
ECinteract Company Limited (4)	2,520,000,000	34.9%
Total	7,199,424,500	99.7%

*	less than 1%.

(1)	666,249 shares held by Chan Tin Chi Family Company Limited. Mr. Chan Tin Chi owns 99% of the issued and outstanding ordinary shares of Chan Tin Chi Family Company Limited (formerly known as YSK 1860 Co., Limited).
(2)	Address is Villa Cornwall, 85 Castle Peak Road, Tuen Mun, N.T., Hong Kong.
(3)	Address is No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, P.R.C.
(4)	Controlled by Wong Hiu Chun.
(6)	Unless otherwise noted, the address of each person listed is c/o Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong.
(7)	On December 27, 2019, we issued 181,057,805 shares of common stock to the Peak Equity Shareholder on a pro rata basis, based on their respective interests in Peak Equity. The effect of the issuance is that former Peak Equity ordinary shareholders now hold approximately 90.8% of the issued and outstanding shares of common stock of Sharing Economy, and Peak Equity is now a wholly-owned subsidiary of Sharing Economy. Sharing Economy is still obligated to issue an additional 7,018,942,195 shares of common stock to the Peak Equity shareholders, and plans to amend its Articles of Incorporation, as amended, to increase its number of authorized shares of common stock for such purpose. Assuming the issuance of such additional 7,018,942,195 shares of common stock to the Peak Equity shareholders, the Peak Equity shareholders will hold approximately 99.7% of the issued and outstanding shares of common stock of Sharing Economy.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal years ended December 31, 2019 and 2018:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jianhua Wu,	2019	0	0	0	0	0
Chief Executive Officer (1)	2018	36,261	0	34,500	0	70,761

Wanfen Xu,	2019	0	0	0	0	0
Chief Financial Officer, Treasurer (2)	2018	12,957	0	0	0	12,957

Parkson Yip,	2019	0	0	0	0	0
Chief Operating Officer (3)	2018	42,637	0	0	1,154	43,791

Lam Ka Man,	2019	25,641	0	0	0	0
Chief Financial Officer (4)	2018	0	0	0	0	0

(1)	Appointed Chief Executive Officer, President and Secretary in November 2017. Compensation consisted of cash salary of $36,261 and 115,000 shares of common stock valued at $34,500.
(2)	Appointed Chief Financial Officer and Treasurer on March 1, 2016, and resigned as Chief Financial Officer on December 3, 2019.
(3)	Appointed Chief Operating Officer since June 3, 2017 and resigned as Chief Operating Officer on April 1, 2018.
(4)	Appointed Chief Financial Officer since December 3, 2019.

Employment Agreements

Sharing Economy has no employment agreements or other agreements with any officer.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2018 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation for fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Ping Kee Lau (1)	23,077	3,000	-0-	-0-	-0-	-0-	26,077
Cho Fu Li (2)	58,462	1,950	-0-	-0-	-0-	-0-	60,412
Xue Leng (3)	24,000	-0-	-0-	-0-	-0-	-0-	24,000
Che Chung Chan (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Shao Yuan Guo (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Ying Ying Wong (2)	27,692	9,900	-0-	-0-	-0-	-0-	37,592

(1)	Appointed director on March 20, 2017.
(2)	Appointed director on December 14,2017.
(3)	Served as director from December 14, 2017 through December 3, 2019.
(4)	Appointed director on November 4, 2019.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2019:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jianhua Wu (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Wanfen Xu (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Parkson Yip (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Lam Ka Man (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

(1)	Appointed Chief Executive Officer, President and Secretary in November 2007. Compensation consisted of cash salary of $36,261 and 115,000 shares of common stock valued at $34,500.
(2)	Appointed Chief Financial Officer and Treasurer on March 1, 2016, and resigned as Chief Financial Officer on December 3, 2019.
(3)	Appointed Chief Operating Officer since June 3, 2017 and resigned as Chief Operating Officer on April 1, 2018.
(4)	Appointed Chief Financial Officer on December 3, 2019.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2018.

Long-Term Incentive Plans and Awards

In September 2016, the board of directors adopted, and in November 2016, the stockholders approved the 2016 long-term incentive plan, covering 125,000 shares of common stock. The 2016 plan provides for the grant of incentive and non-qualified options and stock grants to employees, including officers, directors and consultants. The 2016 plan is to be administered by a committee of not less than three directors, each of whom is to be an independent director. In the absence of a committee, the plan is administered by the board of directors. The board has granted the compensation committee the authority to administer the 2016 plan. Members of the committee are not eligible for stock options or stock grants pursuant to the 2016 plan unless such stock options or stock grant are granted by a majority of our independent directors other than the proposed grantee. As of December 31, 2018, we had issued a total of 120,000 shares of common stock pursuant to this plan.

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended December 31, 2018.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2019, with respect to shares that may be issued under Sharing Economy’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	0	(1)	$	N/A	5,000
Equity compensation plans not approved by security holders	0			N/A	0
Total	0		$	N/A	5,000

(1)	Consists of options and restricted stock granted under the plan.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended December 31, 2018.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Sharing Economy which may result in a change in control of Sharing Economy.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholder:

I. AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On January 31, 2020, the Board of Directors the consenting stockholder adopted and approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 250,000,000 to 7,450,000,000. Such amendment is referred to herein as the “Authorized Shares Amendment.”

Currently, Sharing Economy has 250,000,000 shares of common stock authorized, of which 199,418,592 shares are issued and outstanding. As a result of the Authorized Shares Amendment, Sharing Economy will have 7,250,581,408 shares of shares of common stock authorized for issuance, of which 7,200,000,000 will be available for issuance.

A table illustrating the Authorized Shares Amendment (discussed below) is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation (1)	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Authorized Shares Amendment	199,418,592	250,000,000	-0-	-0-
After Authorized Shares Amendment	250,000,000	7,400,000,000	7,018,942,195	181,057,805

(1)	Does not include 50,000,000 shares of preferred stock, no shares of which are issued or outstanding.

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 31, 2019, the Sharing Economy disclosed that under the terms and conditions of that certain Share Exchange Agreement (the “Share Exchange Agreement”), by and among Sharing Economy, and Peak Equity International Limited, a British Virgin Islands corporation (“Peak Equity”), and all of the holders of ordinary shares of Peak Equity, which consisted of three shareholders, the Sharing Economy offered and sold 7,200,000,000 shares of common stock of Sharing Economy in consideration for all the issued and outstanding ordinary shares of Peak Equity. On December 27, 2019, Sharing Economy issued 181,057,805 shares of common stock to the Peak Equity shareholders on a pro rata basis, based on their respective interests in Peak Equity. Our Articles of Incorporation authorize us to issue 250,000,000 of common stock. Accordingly, Sharing Economy is still obligated to issue an additional 7,018,942,195 shares of common stock to the Peak Equity shareholders, and has amended its Articles of Incorporation, as amended, to increase its number of authorized shares of common stock for such purpose.  Assuming the issuance of such additional 7,018,942,195 shares of common stock to the Peak Equity shareholders, the Peak Equity shareholders will hold approximately 99.7% of the issued and outstanding shares of common stock of Sharing Economy.

Assuming the issuance of such additional 7,018,942,195 shares of common stock to the Peak Equity shareholders, Sharing Economy will still have 250,000,000 shares of common stock, all of which will be unreserved, but authorized for issuance. Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of Sharing Economy by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Sharing Economy. Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Sharing Economy by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of the Directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of Sharing Economy by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common stock to certain persons’ interests aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the increase in the number of shares of common stock authorized may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the increase in the number of shares of common stock authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire Sharing Economy to negotiate directly with the Board of Directors, enabling the Board of Directors to consider a proposed transaction in a manner that best serves the stockholders’ interests.

The Board believes that it is advisable and in the best interests of Sharing Economy to have available additional authorized but unissued shares of common stock in an amount adequate to provide for Sharing Economy’s future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. Sharing Economy has no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Sharing Economy in effect on the date of this Information Statement. However, Sharing Economy stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Sharing Economy or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Sharing Economy is not aware of any proposed attempt to take over Sharing Economy or of any attempt to acquire a large block of Sharing Economy’s stock. Sharing Economy has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

Dilution

Dilution represents the difference between the offering price and the net tangible book value per share immediately after the issuance of the 7,209,278,106 shares under the Share Exchange Agreement..  Net tangible book value is the amount that results from subtracting total liabilities and intangible assets from total assets.  Dilution of the value of the shares is a result of the lower book value of the shares held by our existing stockholders after the issuance of the 7,209,278,106 shares under the Share Exchange Agreement.  The following table compares the differences of your investment in our shares with issuance of the 7,209,278,106 shares under the Share Exchange Agreement.

As of September 30, 2019, the net tangible book value of our shares of common stock was $3,344,542 or $(0.36) per share based upon 9,278,106 shares outstanding immediately prior to the Share Exchange Agreement.

Net tangible book value per share at September 30, 2019 before issuance	$0.36
Net tangible book value per share at September 30, 2019 after issuance	$0.0004
Decrease to stockholders in net tangible book value per share after issuance	$0.35
Net loss per share for three months ended September 20, 2019, before issuance	$(0.12)
Net loss per share for three months ended September 20, 2019 after issuance	$(0.0001)
Increase in net loss per share to stockholders for three months ended September 20, 2019 after issuance	$0.11
Number of shares issued and outstanding before issuance	9,278,106
Number of shares issued and outstanding after issuance	7,209,278,106
Percentage of ownership to existing stockholders after offering	0.1%

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Sharing Economy. We anticipate the effective date to be on or about March 20, 2020.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

Amendment No. 3 to Preliminary Information Statement on Schedule 14C, filed with the SEC on March 24, 2020; Amendment No. 2 on Current Report on Form 8-K, filed with the SEC on March 23, 2020; Current Report on Form 8-K, filed with the SEC on March 12, 2020; Amendment No. 2 to Preliminary Information Statement on Schedule 14C, filed with the SEC on March 9, 2020; Amendment No. 1 to Preliminary Information Statement on Schedule 14C, filed with the SEC on February 26, 2020; Amendment No. 1 on Current Report on Form 8-K, filed with the SEC on February 10, 2020; Preliminary Information Statement on Schedule 14C, filed with the SEC on January 31, 2020; Current Report on Form 8-K, filed with the SEC on January 3, 2020; Current Report on Form 8-K, filed with the SEC on January 2, 2020; Current Report on Form 8-K, filed with the SEC on December 31, 2019; Current Report on Form 8-K, filed with the SEC on December 26, 2019; Current Report on Form 8-K, filed with the SEC on December 16, 2019; Current Report on Form 8-K, filed with the SEC on December 5, 2019; Amendment No. 1 to Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and filed with the SEC on November 29, 2019; Current Report on Form 8-K, filed with the SEC on November 20, 2019; Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and filed with the SEC on November 15, 2019; Current Report on Form 8-K, filed with the SEC on November 4, 2019; Amended Definitive Proxy Statement on Schedule 14A, and filed with the SEC on October 16, 2019; Amended Definitive Proxy Statement on Schedule 14A, and filed with the SEC on October 16, 2019; Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, and filed with the SEC on October 10, 2019; Current Report on Form 8-K, filed with the SEC on October 7, 2019; Definitive Proxy Statement on Schedule 14A, and filed with the SEC on September 13, 2019; Amendment No. 9 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on September 3, 2019; Amendment No. 8 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on August 26, 2019; Current Report on Form 8-K, filed with the SEC on August 2, 2019; Amended Current Report on Form 8-K, filed with the SEC on August 2, 2019; Amendment No. 7 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on August 2, 2019; Quarterly Report on Form 10-Q for the quarter ended March 30, 2019, and filed with the SEC on July 25, 2019; Current Report on Form 8-K, filed with the SEC on June 12, 2019; Current Report on Form 8-K, filed with the SEC on May 15, 2019; Amendment No. 6 to Preliminary Proxy Statement on Schedule 14A, and filed with the SEC on April 25, 2019; Amended Current Report on Form 8-K, filed with the SEC on April 23, 2019; Current Report on Form 8-K, filed with the SEC on April 19, 2019; Annual Report on Form 10-K for the year ended December 31, 2018, and filed with the SEC on April 16, 2019; and Registration Statement on Form 8-A, filed with the SEC on December 24, 2009, have been incorporated herein by this reference.

Sharing Economy will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Sharing Economy pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Sharing Economy should be addressed to Jianhua Wu, Chief Executive Officer, at Sharing Economy’s principal executive offices, at: Sharing Economy International Inc., M03, 3/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong. Mr. Wu may also be reached by telephone at +852 35832186.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Form of Certificate of Amendment to Articles of Incorporation

8

Appendix A

Filed in the Office of Secretary of State State Of Nevada	Business Number E0390892012-4
Filing Number 20200454374
Filed On 1/31/2020 8:00:00 AM
Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and

Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Sharing Economy International Inc. Entity or Nevada Business Identification Number (NVID): NV20121458943

2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)

☐    Certificate to Accompany Restated Articles or Amended and Restated Articles

☐   Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: __________

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐  Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors
(If amending, complete section 1, 3, 5 and 6.)	The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 181,639,213

☐ Officer’s Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada
_______________________
Jurisdiction of formation: ____________
Changes to takes the following effect:
	☐ The entity name has been amended.	☐ Dissolution
	☐ The purpose of the entity has been amended.	☐ Merger
	☐ The authorized shares have been amended.	☐ Conversion
☐ Other: (specify changes)

* Officer’s Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.	Page 1 of 2 Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and

Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

☐   The entity name has been amended.

☐   The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐   The purpose of the entity has been amended.

☒   The authorized shares have been amended.

☐   The directors, managers or general partners have been amended.

☐   IRS tax language has been added.

☐   Articles have been added.

☐   Articles have been deleted.

☐   Other.

The articles have been amended as follows: (provide article numbers, if available)

The present article 3(a) has been [continues on following page]

(attach additional page(s) if necessary)

6. Signature: (Required)	X		Executive Director
		Signature of Officer or Authorized Signer	Title

X
		Signature of Officer or Authorized Signer	Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.	Page 2 of 2 Revised: 1/1/2019

CERTIFICATE OF AMENDMENT
SHARING ECONOMY INTERNATIONAL INC.

amended and restated to read in its entirety as follows:

“3.(a) Authorized Capital Stock. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue shall be seven billion, five hundred million (7,500,000,000); the total number of authorized shares of Common Stock shall be seven billion four hundred fifty million (7,450,000,000), par value $0.001 per share; and the total number of authorized shares of Preferred Stock shall be fifty million (50,000,000), par value $0.001 per share. The board of directors of the Corporation is authorized, subject to any limitation prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitation or restrictions thereof.”

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